UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2014

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34736	20-3533152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place 6120 S. Yale Avenue, Suite 700 Tulsa, OK	74136-4216
(Address of Principal Executive Offices)	(Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (d) and (e)

Appointment of New President and Chief Executive Officer

On March 6, 2014, the Board of Directors of SemGroup Corporation (the “Company”) appointed Carlin G. Conner, age 46, as President and Chief Executive Officer of the Company, effective April 1, 2014, to serve until his successor is chosen and qualifies, unless he sooner dies, resigns or is removed. As previously reported, in August 2013, Norman J. Szydlowski notified the Company of his intention to retire as President and Chief Executive Officer of the Company upon the appointment of his successor. Mr. Szydlowski will retire as President and Chief Executive Officer of the Company, effective April 1, 2014.

Resignation of Director and Election of New Director

On March 6, 2014, Mr. Szydlowski notified the Company that he is retiring from the Board of Directors of the Company, effective April 1, 2014. On March 6, 2014, the Board of Directors of the Company, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, appointed Carlin G. Conner to serve as a director of the Board of Directors, effective April 1, 2014, to fill the vacancy created by Mr. Szydlowski’s retirement, effective April 1, 2014, for a term expiring at the next Annual Meeting of Stockholders and until his successor is duly elected or chosen and qualifies, unless he sooner dies, resigns or is removed.

Business Experience of Carlin G. Conner

Mr. Conner has served as managing director of Oiltanking GmbH, an independent worldwide storage provider of crude oil, refined petroleum products, liquid chemicals and gases, since 2012. He has served as a member of the board of directors of the general partner of Oiltanking Partners, L.P., a publicly traded master limited partnership engaged in independent terminaling, storage and transportation of crude oil, refined petroleum products and liquefied petroleum gas (“Oiltanking Partners”), since March 2011 and was elected chairman in July 2011 in connection with the completion of the IPO of Oiltanking Partners. Mr. Conner also served as president and chief executive officer of Oiltanking Partner’s general partner from March 2011 to November 2012, and as president and chief executive officer of Oiltanking Holding Americas, Inc., a wholly owned subsidiary of Oiltanking GmbH, from July 2006 to November 2012. Previously, from 2003 to 2006, he worked at Oiltanking GmbH corporate headquarters in Hamburg, Germany, where he was responsible for international business development and sat on the boards of several Oiltanking GmbH ventures. He joined Oiltanking Houston, L.P. in 2000. He began his career at GATX Terminals Corporation in various roles including operations and commercial management. Mr. Conner has more than 23 years of experience in the midstream industry.

Termination of Szydlowski Employment Agreement

SemManagement, L.L.C. (“SemManagement”), the Company and Mr. Szydlowski are parties to that certain employment agreement dated as of November 30, 2009, as amended (the “Szydlowski Employment Agreement”). In conjunction with Mr. Szydlowski’s retirement from the position of President and Chief Executive Office of the Company, SemManagement, the Company and Mr. Szydlowski entered into an Agreement of Termination of Employment Agreement dated as of March 6, 2014 (the “Termination Agreement”) to terminate the Szydlowski Employment Agreement, effective April 1, 2014, subject to certain exceptions.

Notwithstanding the termination of the Szydlowski Employment Agreement, in order to facilitate a smooth transition of leadership responsibilities, following such termination Mr. Szydlowski will continue his employment as an at-will employee of SemManagement until such time as either SemManagement elects to terminate Mr. Szydlowski’s employment or Mr. Szydlowski resigns (the “End Date”). Following such termination and through the End Date, SemManagement shall continue to pay Mr. Szydlowski at his current base salary and continue to provide Mr. Szydlowski with certain insurance and medical benefits.

The Termination Agreement provides that Sections 8(a) and 11 of the Szydlowski Employment Agreement shall survive termination. Section 8(a) of the Szydlowski Employment Agreement entitles Mr. Szydlowski to certain payments in the event his employment with SemManagement terminates for any reason, including any (i) unpaid base salary accrued up to the effective date of termination; (ii) pay for accrued but unused vacation in accordance with SemManagement’s policy; (iii) insurance, medical and other benefits contemplated by the Szydlowski Employment Agreement and provided under the terms of any applicable employee benefit plans; (iv) unreimbursed business expenses required to be reimbursed to him in accordance with the Szydlowski Employment Agreement; and (v) rights to indemnification. Section 11 of the Szydlowski Employment Agreement contains confidentiality, non-competition, non-solicitation and other covenants that survive Mr. Szydlowski’s termination of employment with SemManagement. The Termination Agreement does not affect any rights to indemnification to which Mr. Szydlowski is entitled in his capacity as a former officer and director of the Company and other related entities, including subsidiaries.

A copy of the Termination Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 5.02 as though fully set forth herein. The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement.

Conner Employment Agreement

In conjunction with Carlin G. Conner’s service as President and Chief Executive Officer of the Company, SemManagement, the Company, Rose Rock Midstream GP, LLC and Mr. Conner entered into an employment agreement (the “Employment Agreement”) dated as of March 6, 2014 (the “Effective Date”). It is expected that Mr. Conner will commence his employment on April 1, 2014 (the “Employment Date”). The initial term of the Employment Agreement is three years, commencing on the Effective Date and ending on the third anniversary of the Effective Date; provided, however, that commencing on the one-year anniversary of the Effective Date and each annual anniversary of such date (the “Renewal Date”), the term shall be automatically extended so as to terminate three years from such Renewal Date (the “Agreement Term”). If on or before the Renewal Date SemManagement gives Mr. Conner notice that the Agreement Term will not be so extended, the Employment Agreement will continue for the remainder of the then-current term and expire. Notwithstanding the Agreement Term, the Employment Agreement will automatically terminate upon his Separation from Service (as defined in the Employment Agreement).

Pursuant to the Employment Agreement, Mr. Conner will earn a base salary of $550,000 per year (with respect to each calendar year, the “Base Salary”). For each calendar year during his employment commencing on the Employment Date, Mr. Conner will be eligible to receive a target annual bonus determined in a manner consistent with that established under the Short-Term Incentive Program adopted by the Board of Directors (the “Annual Bonus”). In addition, Mr. Conner will participate in the Long-Term Incentive Program adopted by the Board of Directors. The Employment Agreement provides that SemManagement will reimburse Mr. Conner’s reasonable out-of-pocket relocation expenses and traveling expenses until relocation. In addition, SemManagement will reimburse Mr. Conner for (i) reasonable business expenses and (ii) annual income tax return preparation and financial planning expenses up to $15,000 per year.

Mr. Conner will receive a sign-on bonus in the amount of $600,000 within 30 days of the Employment Date. If Mr. Conner voluntarily terminates his employment without Good Reason (as defined in the Employment Agreement) prior to the first anniversary of the Employment Date, he will be required to repay SemManagement a fraction of such sign-on bonus prorated by the number of weeks remaining until the anniversary of the Employment Date.

The Employment Agreement provides that, within 30 days of the Employment Date, Mr. Conner will receive additional signing compensation in the form of a one-time award of (i) restricted shares of Class A Common Stock of the Company (the “Restricted Stock”) under the SemGroup Corporation Equity Incentive Plan (the “SemGroup Plan”) in such amount having a Fair Market Value (as defined in the SemGroup Plan) as of the grant date of the award equal to the aggregate sum of $4,250,000, with such shares vesting in five equal annual installments; and (ii) restricted units of Rose Rock Midstream, L.P. under the Rose Rock Midstream Equity Incentive Plan (the “Rose Rock Plan”) in such amount having a Fair Market Value (as defined in the Rose Rock Plan) as of the grant date of the award equal to the aggregate sum of $750,000, with such common units vesting in five equal annual installments. The foregoing award of equity is subject to the terms of the SemGroup Plan and the Rose Rock Plan and Mr. Conner’s execution of a restricted stock award agreement and restricted unit award agreement.

If Mr. Conner’s employment with SemManagement terminates for any reason, including disability or death, Mr. Conner will be entitled, among other things, to payment of any (i) earned but unpaid Base Salary up to the effective date of the termination; (ii) if his Separation from Service occurs after the end of a calendar year but before the Annual Bonus for that calendar year is fully paid, the Annual Bonus will be paid to Mr. Conner on the date upon which the Short-Term Incentive Program bonuses are paid, but the payment will be reduced by the amount of any Annual Bonus previously paid to Mr. Conner with respect to such prior calendar year; (iii) unused vacation prorated from January 1 to the Separation from Service; and (iv) unreimbursed business expenses required to be reimbursed to Mr. Conner in accordance with the Employment Agreement. In addition, all of Mr. Conner’s equity awards then outstanding will vest and payout only in accordance with the applicable award agreements for such equity awards. The amounts payable described in this paragraph are collectively referred to as the “Termination Amounts Payable.”

Pursuant to the Employment Agreement, if Mr. Conner’s employment is terminated other than for cause by SemManagement or Mr. Conner resigns for Good Reason resulting in his Separation from Service but not in connection with a change in control, then, in addition to the Termination Amounts Payable, Mr. Conner will be entitled to the following:

•	an amount equal to two times the Base Salary, determined as of his Separation from Service, payable on the first business day following six months after his Separation from Service;

•	acceleration of the Restricted Stock such that 100% of any unvested shares shall vest on his Separation from Service;

•	reimbursement of reasonable fees and costs for outplacement services incurred by him within six months after his Separation from Service, subject to a maximum of $10,000; and

•	certain continuing healthcare coverage for up to 18 months following his Separation from Service.

If Mr. Conner’s employment is terminated other than for cause by SemManagement or Mr. Conner resigns for Good Reason in connection with a change in control, then, in addition to the Termination Amounts Payable, Mr. Conner will be entitled to the compensation for termination not in connection with a change in control described above, except that the payment of an amount equal to two times the Base Salary shall be an amount equal to three times the sum of the Base Salary plus the Target Annual Bonus, each determined as of his Separation from Service; provided, however, that any reduction in either the Base Salary or Target Annual Bonus that would qualify as Good Reason shall be disregarded for this purpose. “Target Annual Bonus” means, as of any date, the amount equal to the product of the Base Salary determined as of such date multiplied by the percentage of such Base Salary to which Mr. Conner would have been entitled immediately prior to such date under any Annual Bonus arrangement for the calendar year for which the Annual Bonus is awarded if the performance goals established pursuant to such Annual Bonus were achieved at the 100% level as of the end of the calendar year; provided, however, that if Mr. Conner’s Annual Bonus is discretionary and no 100% target level is formally established either under the Annual Bonus arrangement or otherwise, Mr. Conner’s “Target Annual Bonus” shall mean the amount equal to 100% of the Base Salary.

Payment of any amounts described in the preceding paragraphs regarding Mr. Conner’s termination not in connection with a change in control and termination in connection with a change in control will be conditioned on Mr. Conner’s execution and delivery to SemManagement, the Company and Rose Rock Midstream GP, LLC of an agreement, waiver and release. Payment of any such amounts will be further conditioned on his compliance with the covenants regarding confidentiality, non-competition, non-solicitation, intellectual property and non-disparagement set forth in Section 9 of the Employment Agreement.

If any amount or benefit to be paid as described in the preceding paragraphs regarding Mr. Conner’s termination would be an excess parachute payment (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended), then the payment to be paid or provided under the Employment Agreement will be reduced to the minimum extent necessary so that no portion of any such payment, as so reduced, constitutes an excess parachute payment.

A copy of the Employment Agreement is filed herewith as Exhibit 10.2 and is incorporated by reference into this Item 5.02 as though fully set forth herein. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.

Item 7.01.	Regulation FD Disclosure.

On March 6, 2014, the Company issued a press release naming Carlin G. Conner as President and Chief Executive Officer of the Company. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit No.	Description

10.1	Agreement of Termination of Employment Agreement dated as of March 6, 2014, by and among SemManagement, L.L.C., SemGroup Corporation and Norman J. Szydlowski.

10.2	Employment Agreement dated as of March 6, 2014, by and among SemManagement, L.L.C., SemGroup Corporation, Rose Rock Midstream GP, LLC and Carlin G. Conner.

99.1	Press release issued by SemGroup Corporation and Rose Rock Midstream, L.P. dated March 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION
Date: March 12, 2014

	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description

10.1	Agreement of Termination of Employment Agreement dated as of March 6, 2014, by and among SemManagement, L.L.C., SemGroup Corporation and Norman J. Szydlowski.

10.2	Employment Agreement dated as of March 6, 2014, by and among SemManagement, L.L.C., SemGroup Corporation, Rose Rock Midstream GP, LLC and Carlin G. Conner.

99.1	Press release issued by SemGroup Corporation and Rose Rock Midstream, L.P. dated March 6, 2014.